Exhibit 10.5

授权委托书

Power of Attorney

本人/本公司，_________，中国公民/一家在中国注册的有限责任公司/一家在中国注册的合伙企业，身份证号码/统一社会信用代码为___________________，系拥有盛丰物流集团有限公司___%的股权（”本人股权”）的股东，就本人股权，特此不可撤销地授权福建天裕盛丰物流有限公司 (“受托人”)在本授权委托书的有效期内行使如下权利：

I/ The company, _________, a Chinese citizen with Chinese Identification Card No.: ______________________/ a limited company/ a limited partnership registered in China with Chinese unified social credit code No.: ______________________, and a holder of ___% of the entire registered capital in Shengfeng Logistics Group Co., Ltd. (“My/the Shareholding”), hereby irrevocably authorize Fujian Tianyu Shengfeng Logistics Co., Ltd. (“Designee”) to exercise the following rights relating to My/the Shareholding during the term of this Power of Attorney:

授权受托人作为本人/本公司唯一的排他的代理人就有关本人/本公司股权的事宜全权代表本人/本公司行使包括但不限于如下的权利：1）参加盛丰物流集团有限公司的股东会；2）行使按照法律和盛丰物流集团有限公司章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命盛丰物流集团有限公司法定代表人（董事长）、董事、监事、总经理以及其他高级管理人员等。

The Designee is hereby authorized to act on behalf of myself/the company as my/its exclusive agent and attorney with respect to all matters concerning My/the Shareholding, including without limitation to: 1) attend shareholders’ meetings of Shengfeng Logistics Group Co., Ltd.; 2) exercise all the shareholder’s rights and shareholder’s voting rights I am/the company is entitled to under the laws of China and Articles of Association of Shengfeng Logistics Group Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My/the Shareholding in part or in whole; and 3) designate and appoint on behalf of myself/the company the legal representative (chairperson), the director, the supervisor, the chief executive officer and other senior management members of Shengfeng Logistics Group Co., Ltd.

受托人将有权在授权范围内代表本人签署股权处分合同（本人应要求作为合同方）中约定的转让合同，如期履行本人作为合同一方的与本授权委托书同日签署的《股权质押合同》和《认购期权协议》，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, the Designee shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Call Option Agreement, to which I am/the company is required to be a party, on behalf of myself/the company, and to effect the terms of the Share Interests Pledge Agreement and Call Option Agreement, both dated the date hereof, to which I am/the company is a party.

1

授权委托书

Power of Attorney

受托人就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My/the Shareholding conducted by the Designee shall be deemed as my/the company’s own actions, and all the documents related to My/the Shareholding executed by the Designee shall be deemed to be executed by me/the company. I/The company hereby acknowledge(s) and ratify/ratifies those actions and/or documents by the Designee.

除非盛丰物流集团有限公司对本人发出要求更换受托人的指令，在本人为盛丰物流集团有限公司的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

Unless Shengfeng Logistics Group Co., Ltd. issues an instruction to me/the company to change the Designee, this Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am/the company is a shareholder of Shengfeng Logistics Group Co., Ltd.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给受托人的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I/the company hereby waive(s) all the rights associated with My/the Shareholding, which have been authorized to the Designee through this Power of Attorney, and shall not exercise such rights by myself/the company.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

2

授权委托书

Power of Attorney

【签署页】

[Signature pages]

甲方： [Name of Shareholder]

Party A: [Name of Shareholder]

签字：

By:

姓名：	[Name of Shareholder]

Name:	[Name of Shareholder]

职务：

Title:

日期：
Date：

授权委托书签署页

Signature Pages of Power of Attorney

【签署页】

【Signature Pages】

接受：

Accepted by：

福建天裕盛丰物流有限公司

Fujian Tianyu Shengfeng Logistics Co., Ltd.

签字：

By:	/s/ Liu Yongxu

姓名：	刘用旭

Name:	LIU Yongxu

职务：	法定代表人

Title:	Legal Representative

日期：

Date：

认可：

Acknowledged by:

盛丰物流集团有限公司

Shengfeng Logistics Group Co., Ltd.

签字：

By:	/s/ Liu Yongxu

姓名：	刘用旭

Name:	LIU Yongxu

职务：	法定代表人

Title:	Legal Representative

日期：

Date：

授权委托书签署页

Signature Pages of Power of Attorney

Schedule of Material Differences

One or more person signed a power of attorney under this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name of Shareholder	Status	ID Card/Unified Social Credit Code	Percentage (%)
1	Fujian Yunlian Shengfeng Industry Co., Ltd.	Limited Company Registered in China	[*]	54.58
2	Yongxu Liu	Chinese Citizen	[*]	30.99
3	Zhuangyuan Lin	Chinese Citizen	[*]	2.59
4	Zhongdeng Pan	Chinese Citizen	[*]	2.13
5	Zhoushan Guancheng Equity Investment Partnership (Limited Partnership)	Limited Partnership Registered in China	[*]	2.00
6	Zhiping Yang	Chinese Citizen	[*]	1.58
7	Zhoushan Zhongxin Equity Investment Partnership (Limited Partnership)	Limited Partnership Registered in China	[*]	1.50
8	Yufan Chen	Chinese Citizen	[*]	1.00
9	Yelie Song	Chinese Citizen	[*]	0.97
10	Chaoxin Yang	Chinese Citizen	[*]	0.96
11	Daqiu Tang	Chinese Citizen	[*]	0.85
12	Guangsheng Lin	Chinese Citizen	[*]	0.85

授权委托书签署页

Signature Pages of Power of Attorney